Oppenheimer Insured Municipal Fund
                     Exhibit 24(b)(16) to Form N-1A
                  Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  11/28/86               0.0502000      0.0000000           16.080
  12/31/86               0.0893000      0.0000000           15.890
  01/30/87               0.0921000      0.0000000           16.060
  02/27/87               0.0906000      0.0000000           16.160
  03/31/87               0.0846000      0.0000000           15.670
  04/30/87               0.0872000      0.0000000           14.620
  05/29/87               0.0849000      0.0000000           14.050
  06/30/87               0.0846000      0.0000000           14.430
  07/31/87               0.0875000      0.0000000           14.540
  08/31/87               0.0836000      0.0000000           14.550
  09/30/87               0.0887000      0.0000000           13.790
  10/30/87               0.0891000      0.0000000           14.170
  11/30/87               0.0852000      0.0000000           14.270
  12/31/87               0.0985000      0.0000000           14.430
  01/29/88               0.0795000      0.0000000           14.920
  02/29/88               0.0896000      0.0000000           14.880
  03/31/88               0.0960000      0.0000000           14.630
  04/29/88               0.0823000      0.0000000           14.640
  05/31/88               0.0871000      0.0000000           14.550
  06/30/88               0.0896000      0.0000000           14.670
  07/29/88               0.0902000      0.0000000           14.780
  08/31/88               0.0897000      0.0000000           14.730
  09/30/88               0.0909000      0.0000000           14.960
  10/31/88               0.0891000      0.0000000           15.180
  11/30/88               0.0908000      0.0000000           14.940
  12/30/88               0.0973000      0.0000000           15.110
  01/31/89               0.0866000      0.0000000           15.420
  02/28/89               0.0915000      0.0000000           15.160
  03/31/89               0.0923000      0.0000000           15.040
  04/28/89               0.0793000      0.0000000           15.330
  05/31/89               0.0878000      0.0000000           15.570
  06/30/89               0.0897000      0.0000000           15.660
  07/31/89               0.0816000      0.0000000           15.720
  08/31/89               0.0861000      0.0000000           15.460
  09/29/89               0.0877000      0.0000000           15.270
  10/31/89               0.0871000      0.0000000           15.490
  11/30/89               0.0868000      0.0000000           15.640
  12/29/89               0.0868000      0.0000000           15.670
  01/31/90               0.0860000      0.0000000           15.340
  02/28/90               0.0611000      0.0000000           15.470
  03/31/90               0.0789000      0.0000000           15.360
  04/30/90               0.0818000      0.0000000           15.150
  05/31/90               0.0845000      0.0000000           15.440
  06/29/90               0.0845000      0.0000000           15.520
  07/31/90               0.0818000      0.0000000           15.670
  08/31/90               0.0927000      0.0000000           15.200

Oppenheimer Insured Municipal Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  09/28/90               0.0736000      0.0000000           15.160
  10/31/90               0.0845000      0.0000000           15.310
  11/30/90               0.0872000      0.0000000           15.600
  12/31/90               0.0791000      0.0000000           15.620
  01/31/91               0.0845000      0.0000000           15.740
  02/28/91               0.0671000      0.0000000           15.780
  03/28/91               0.0701000      0.0000000           15.690
  04/30/91               0.0703000      0.0000000           15.850
  05/31/91               0.0813000      0.0000000           15.940
  06/28/91               0.0701000      0.0000000           15.780
  07/31/91               0.0757000      0.0000000           15.940
  08/30/91               0.0800000      0.0000000           16.030
  09/30/91               0.0735000      0.0000000           16.170
  10/31/91               0.0807000      0.0000000           16.220
  11/29/91               0.0752000      0.0000000           16.170
  12/31/91               0.0533000      0.0280998           16.440
  01/31/92               0.0815000      0.0000000           16.380
  02/28/92               0.0705000      0.0000000           16.260
  03/31/92               0.0755000      0.0000000           16.190
  04/30/92               0.0740000      0.0000000           16.310
  05/29/92               0.0765000      0.0000000           16.420
  06/30/92               0.0740000      0.0000000           16.630
  07/31/92               0.0878000      0.0000000           17.310
  08/31/92               0.0793000      0.0000000           16.970
  09/30/92               0.0821000      0.0000000           16.920
  10/30/92               0.0875000      0.0000000           16.590
  11/30/92               0.0793000      0.0000000           16.870
  12/31/92               0.0848000      0.1796000           16.830
  01/29/93               0.0848000      0.0000000           16.950
  02/26/93               0.0766000      0.0000000           17.410
  03/31/93               0.0848000      0.0000000           17.250
  04/30/93               0.0875000      0.0000000           17.320
  05/28/93               0.0793000      0.0000000           17.350
  07/09/93               0.0814000      0.0000000           17.670
  08/10/93               0.0814000      0.0000000           17.670
  09/10/93               0.0814000      0.0000000           18.120
  10/08/93               0.0814000      0.0000000           18.120
  11/10/93               0.0783000      0.0000000           17.780
  12/10/93               0.0758000      0.0762789           17.900
  01/10/94               0.0758000      0.0000000           17.940
  02/10/94               0.0758000      0.0000000           17.900
  03/10/94               0.0719000      0.0000000           17.020
  04/08/94               0.0719000      0.0000000           16.390
  05/10/94               0.0719000      0.0000000           16.300
  06/10/94               0.0719000      0.0000000           16.840
  07/08/94               0.0719000      0.0000000           16.240
  08/10/94               0.0719000      0.0000000           16.410
  09/09/94               0.0719000      0.0000000           16.400
  10/10/94               0.0719000      0.0000000           16.010
  11/10/94               0.0743000      0.0000000           15.270
  12/09/94               0.0743000      0.0000000           15.480

Oppenheimer Insured Municipal Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  01/10/95               0.0743000      0.0000000           15.690
  02/10/95               0.0743000      0.0000000           16.270
  03/10/95               0.0743000      0.0000000           16.400
  04/10/95               0.0743000      0.0000000           16.600
  05/10/95               0.0743000      0.0000000           16.750
  06/09/95               0.0743000      0.0000000           16.940
  07/10/95               0.0743000      0.0011000           16.870
  08/10/95               0.0743000      0.0000000           16.630
  09/08/95               0.0743000      0.0000000           16.870
  10/10/95               0.0743000      0.0000000           16.980
  11/10/95               0.0743000      0.0000000           17.090
  12/08/95               0.0743000      0.0000000           17.360
  01/10/96               0.0743000      0.0000000           17.250
  02/09/96               0.0743000      0.0000000           17.480
  03/08/96               0.0743000      0.0000000           16.980
  04/10/96               0.0743000      0.0000000           16.690
  05/10/96               0.0743000      0.0000000           16.720
  06/10/96               0.0743000      0.0000000           16.590
  07/10/96               0.0743000      0.0000000           16.730
  08/09/96               0.0743000      0.0000000           17.230
  09/10/96               0.0743000      0.0000000           16.870


Class B Shares
  05/28/93               0.0606743      0.0000000           17.360
  07/09/93               0.0579357      0.0000000           17.690
  08/10/93               0.0687847      0.0000000           17.680
  09/10/93               0.0677318      0.0000000           18.130
  10/08/93               0.0690309      0.0000000           18.130
  11/10/93               0.0663926      0.0000000           17.790
  12/10/93               0.0624779      0.0762789           17.910
  01/10/94               0.0646291      0.0000000           17.950
  02/10/94               0.0635708      0.0000000           17.910
  03/10/94               0.0610797      0.0000000           17.030
  04/08/94               0.0607941      0.0000000           16.400
  05/10/94               0.0612682      0.0000000           16.320
  06/10/94               0.0604760      0.0000000           16.850
  07/08/94               0.0623304      0.0000000           16.250
  08/10/94               0.0613031      0.0000000           16.420
  09/09/94               0.0609783      0.0000000           16.410
  10/10/94               0.0620894      0.0000000           16.020
  11/10/94               0.0642096      0.0000000           15.280
  12/09/94               0.0645888      0.0000000           15.490
  01/10/95               0.0647757      0.0000000           15.700
  02/10/95               0.0633166      0.0000000           16.280
  03/10/95               0.0648374      0.0000000           16.410
  04/10/95               0.0643916      0.0000000           16.610
  05/10/95               0.0639309      0.0000000           16.760
  06/09/95               0.0632081      0.0000000           16.950
  07/10/95               0.0644248      0.0011000           16.880
  08/10/95               0.0634731      0.0000000           16.640

Oppenheimer Insured Municipal Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares (Continued)
  09/08/95               0.0636723      0.0000000           16.880
  10/10/95               0.0637196      0.0000000           16.990
  11/10/95               0.0626807      0.0000000           17.100
  12/08/95               0.0643021      0.0000000           17.370
  01/10/96               0.0635241      0.0000000           17.260
  02/09/96               0.0626828      0.0000000           17.490
  03/08/96               0.0641414      0.0000000           16.990
  04/10/96               0.0635391      0.0000000           16.700
  05/10/96               0.0631777      0.0000000           16.730
  06/10/96               0.0641195      0.0000000           16.590
  07/10/96               0.0640106      0.0000000           16.740
  08/09/96               0.0631804      0.0000000           17.240
  09/10/96               0.0638720      0.0000000           16.870


Class C Shares
  09/08/95               0.0265212      0.0000000           16.870
  10/10/95               0.0701824      0.0000000           16.970
  11/10/95               0.0623347      0.0000000           17.090
  12/08/95               0.0639547      0.0000000           17.360
  01/10/96               0.0634025      0.0000000           17.240
  02/09/96               0.0623111      0.0000000           17.470
  03/08/96               0.0633889      0.0000000           16.970
  04/10/96               0.0624181      0.0000000           16.680
  05/10/96               0.0602197      0.0000000           16.710
  06/10/96               0.0632454      0.0000000           16.570
  07/10/96               0.0638871      0.0000000           16.720
  08/09/96               0.0628303      0.0000000           17.210
  09/10/96               0.0638350      0.0000000           16.850



Oppenheimer Insured Municipal Fund
Page 5


 1. Average Annual Total Returns for the Periods Ended 09/30/96:

   The formula for calculating average annual total return is as follows:

         1                      ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years          P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000




Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                           Five Year

  $1,016.04 1                   $1,338.08 .2
 (---------)  - 1 = 1.60%           (---------)   - 1 = 6.00%
    $1,000                            $1,000

  Inception

  $1,872.02 .1012
 (---------)  - 1 = 6.55%
    $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:


  One Year                           Inception

  $1,008.69 1                   $1,133.34 .2934
 (---------)  - 1 = 0.87%           (---------)   - 1 = 3.74%
    $1,000                             $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

   One Year                          Inception

  $1,047.69 1                   $1,071.42 .9207
 (---------)  - 1 = 4.77%           (---------)   - 1 = 6.56%
    $1,000                             $1,000



Oppenheimer Insured Municipal Fund
Page 6



1. Average Annual Total Returns for the Periods Ended 09/30/96 (Continued):

Examples at NAV:


Class A Shares

  One Year                           Five Year

  $1,066.69 1                   $1,404.74 .2
 (---------)  - 1 = 6.67%           (---------)   - 1 = 7.03%
    $1,000                             $1,000


  Inception

  $1,965.37 .1012
 (---------)  - 1 =  7.07%
    $1,000



Class B Shares

  One Year                           Inception

  $1,058.69 1                   $1,153.05 .2934
 (---------)  - 1 = 5.87%           (---------)   - 1 = 4.27%
    $1,000                             $1,000



Class C Shares

  One Year                           Inception

  $1,057.69 1                   $1,071.42 .9207
 (---------)  - 1 = 5.77%           (---------)   - 1 = 6.56%
    $1,000                             $1,000




Oppenheimer Insured Municipal Fund
Page 7


2.  Cumulative Total Returns for the Periods Ended 09/30/96:

    The formula for calculating cumulative total return is as follows:

      (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                       Five Year

    $1,016.04 - $1,000                  $1,338.08 - $1,000
    ------------------  = 1.60%         ------------------  = 33.81%
         $1,000                              $1,000


    Inception

    $1,872.02 - $1,000
    ------------------  = 87.20%
         $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:


  One Year                              Inception

  $1,008.69 - $1,000                    $1,133.34 - $1,000
  ------------------  = 0.87%           ------------------  = 13.33%
        $1,000                          $1,000



Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:


  One Year                              Inception

  $1,047.69 - $1,000                    $1,071.42 - $1,000
  ------------------  =  4.77%          ------------------  = 7.14%
        $1,000                          $1,000





Oppenheimer Insured Municipal Fund
Page 8



2.  Cumulative Total Returns for the Periods Ended 09/30/96 (Continued):


Examples at NAV:

Class A Shares

  One Year                              Five Year

  $1,066.69 - $1,000                    $1,404.74 - $1,000
  ------------------  =  6.67%          -----------------  = 40.47%
        $1,000                          $1,000


  Inception

  $1,965.37 - $1,000
  ------------------  = 96.54%
        $1,000






Class B Shares

  One Year                              Inception

  $1,058.69 - $1,000                    $1,153.05 - $1,000
  ------------------  =  5.87%          ------------------  = 15.31%
        $1,000                          $1,000



Class C Shares

  One Year                              Inception

  $1,057.69 - $1,000                    $1,071.42 - $1,000
  ------------------  =  5.77%          ------------------  =  7.14%
        $1,000                          $1,000





Oppenheimer Insured Municipal Fund
Page 9


3.  Standardized Yield for the 30-Day Period Ended 09/30/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                          a - b            6
             Yield =  2 { (--------  +  1 )  -  1 }
                         cd or ce


      The symbols above represent the following factors:

        a = Dividends and interest earned during the 30-day period.
        b = Expenses accrued for the period (net of any expense
            reimbursements).
        c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
            per share on the last day of the period.
        e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.




Class A Shares

Example, assuming a maximum sales charge of 4.75%:

           $386,976.02 - $64,870.40      6
         2{(------------------------ +  1)  - 1}  = 4.44%
             4,904,577  x  $17.92



Class B Shares

Example at NAV:

           $ 73,805.08 - $22,257.36       6
         2{(------------------------  +  1)  - 1}  = 3.91%
               934,877  x  $17.08



Class C Shares

Example at NAV:

           $ 4,150.72 - $ 1,260.27   6
         2{(------------------------  +  1)  - 1}  = 3.89%
                52,649  x  $17.06




Oppenheimer Insured Municipal Fund
Page 10


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

    The Fund's dividend yields are calculated using the following formula:

          Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

      a = The accrual dividend earned during the period.
      b = The Fund's maximum offering price (including sales charge)
          per share on the last day of the period.
      c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.




Examples:


Class A Shares

  Dividend Yield
  at Maximum Offering              $.0743000/30 x 365
                              ------------------  =  5.04%
                                    $17.92


  Dividend Yield
  at Net Asset Value               $.0743000/30 x 365
                              ------------------  =  5.30%
                                   $17.07



Class B Shares

  Dividend Yield
  at Net Asset Value               $.0638864/30 x 365
                              ------------------  =  4.55%
                                   $17.08



Class C Shares

  Dividend Yield
  at Net Asset Value               $.0637476/30 x 365
                              ------------------  =  4.55%
                                   $17.06




Oppenheimer Insured Municipal Fund
Page 11


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

          a
        -----  +  b  =  Tax-Equivalent Yield
        1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).



Examples:

  Class A Shares

                       .0444
                    -----------  +  0  = 7.35%
                    1  -  .3960


  Class B Shares

                       .0391
                    -----------  +  0  = 6.47%
                    1  -  .3960





  Class C Shares

                       .0389
                    -----------  +  0  = 6.44%
                    1  -  .3960